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                                                                    Exhibit 10.2

  List of Contents of Schedules to the Heads & Threads Asset Purchase Agreement


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
Number                            Description
------                            -----------
Schedule 1.1(b)                   Fixed Assets to be Purchased
Schedule 1.1(i)                   Prepaid Amounts
Schedule 1.4(a)                   Real Property Leases to be Assumed
Schedule 1.4(b)                   Equipment Leases to be Assumed
Schedule 1.4(f)                   Contracts to be Assumed
Schedule 1.5(a)                   Excluded Assets
Schedule 2.2                      Restriction, Breaches, etc. Resulting from Sale of Assets
Schedule 2.4                      Consents and Approvals; No Violations
Schedule 2.5                      Title
Schedule 2.8                      Accounts Receivable
Schedule 2.11(a)                  Litigation
Schedule 2.11(b)                  Knowledge of Certain Persons
Schedule 2.14                     Insurance
Schedule 2.15                     Environmental Matters
Schedule 2.16                     Warranties
Schedule 2.17                     Employee Matters
Schedule 2.18                     Customers and Suppliers
Schedule 2.19                     Certain Contracts and Commitments
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